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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 27, 2003
 ...............................................................................
                Date of Report (Date of earliest event reported)


                               Radix Marine, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)

         Nevada                                            001-15337
 ...............................................................................
(State or other jurisdiction (Commission               (IRS Employer
of  incorporation)           File Number)            Identification No.)



                       9119 Ridgetop Boulevard, Suite 260

                          Silverdale, Washington 98383
................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (360) 692-6446
 ..............................................................................
               Registrant's telephone number, including area code

                          fka Modern MFG Services, Inc.
 ..............................................................................
         (Former name or former address, if changed since last report.)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On May 16, 2003, Radix Marine, Inc., a Nevada corporation (the "Corporation"), dismissed Jonathan Reuben, C.P.A. ("Reuben"), as the
Corporation's independent auditor. Reuben's reports on the Corporation's financial statements for each of the years ended June 30, 2001 and 2002, and the subsequent interim period ended May 16, 2003, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The decision to dismiss Reuben was approved by the Corporation's Board of Directors. During each of the two (2) years ended June 30, 2001 and 2002, and the subsequent interim period ended May 16, 2003, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Reuben's satisfaction would have caused him to make reference in connection with their opinion to the subject matter of the disagreement. During each of the two (2) years ended June 30, 2001 and 2002, and the subsequent interim period ended May 16, 2003, Reuben did not advise the Corporation of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K. The Corporation requested Reuben to furnish a letter addressed to the Commission, stating whether it agrees with the statements made by the Corporation, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of May 27, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-KA.

     On May 16, 2003, the Corporation engaged Singer Lewak Greenbaum & Goldstein LLP ("Singer") as its principal accountant to audit the Corporation's financial statements. During each of the two (2) years ended June 30, 2001 and 2002, and the subsequent interim period ended May 16, 2003, the Corporation did not consult Singer on any matters described in Item 304(a)(2)(i) of Regulation S-K. During each of the two (2) years ended June 30, 2001 and 2002, and the subsequent interim period ended May 16, 2003, the Corporation did not consult Singer on any matters described in Item 304(a)(2)(ii) of Regulation S-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.


Exhibit
Number      Description
-------     -----------

16.1        Letter  on  change  in  certifying  accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Radix  Marine,  Inc.
(Name  of  Registrant)


Date:  May  27,  2003               By:   /s/  Kathy  Bright
                                          ------------------
                                        Kathy  Bright
                                        Chief  Executive  Officer  &  President


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                                INDEX TO EXHIBITS


Exhibit
Number              Description
------              -----------

16.1                 Letter  on  change  in  certifying  accountant

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